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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF AUGUST 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                333-111379-20              06-1442101
----------------------------       -----------         ------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                   06830
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700



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                                      -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On August 6, 2004, a single series of certificates, entitled Soundview Home Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2004 (the " Pooling Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), HomEq Servicing Corporation and Saxon Mortgage Services, Inc. as servicers (the "Servicers") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates designated as the "Class A -1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates" (collectively, the "Offered Certificates"), "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates" (such Certificates, together with the Offered Certificates, are collectively referred to herein as the "Certificates").

         The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $487,218,958.39 as of August 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to Assignment Agreements, each dated August 6, 2004 (the "Seller Assignment Agreements"), among the Seller, the related Originator and the Depositor. The Depositor has in turn sold the Mortgage Loans to a trust (the "Trust") created by the Pooling Agreement. In exchange for the Mortgage Loans, the Trust has issued to the Depositor the Certificates. The Depositor has sold the Offered Certificates to Greenwich Capital Markets, Inc. ("GCM") and Wachovia Capital Markets, LLC (together with GCM, the "Underwriters"), pursuant to an Underwriting Agreement, dated August 4, 2004 (the "Underwriting Agreement"), among the Depositor and the Underwriters. The Depositor has sold the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates to GCM, pursuant to a Purchase Agreement, dated August 4, 2004 (the "Purchase Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

          ==================================================================================================
                                            Initial Certificate Principal
                       Class                  Balance or Notional Amount            Pass-Through Rate
          --------------------------------------------------------------------------------------------------
                        A-1                           $185,144,000.00                   Variable
          --------------------------------------------------------------------------------------------------
                        A-2                           $57,700,000.00                    Variable
          --------------------------------------------------------------------------------------------------
                        A-3                           $112,200,000.00                   Variable
          --------------------------------------------------------------------------------------------------
                        A-4                           $15,245,000.00                    Variable
          --------------------------------------------------------------------------------------------------
                        M-1                           $18,027,000.00                    Variable
          --------------------------------------------------------------------------------------------------
                        M-2                           $15,835,000.00                    Variable
          --------------------------------------------------------------------------------------------------
                        M-3                           $9,744,000.00                     Variable
          --------------------------------------------------------------------------------------------------


                                      -3-

          --------------------------------------------------------------------------------------------------
                        M-4                           $9,744,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        M-5                           $9,744,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        M-6                           $8,526,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        M-7                           $8,526,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        M-8                           $7,308,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        M-9                           $6,090,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        B-1                           $7,308,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                        B-2                           $6,090,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                         C                            $9,987,858.39                      2.05%
          --------------------------------------------------------------------------------------------------
                         P                            $100.00                              N/A
          --------------------------------------------------------------------------------------------------
                         R                            100.00%                              N/A
          --------------------------------------------------------------------------------------------------
                       R-X                            100.00%                              N/A
          ==================================================================================================

            The Certificates are more particularly described in the Prospectus, dated April 23, 2003 and the Prospectus Supplement, dated August 4, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         EXHIBIT NO.           DESCRIPTION
         -----------           -----------
              4.1 Pooling and Servicing Agreement, dated as of August 1, 2004 by and among Financial Asset Securities Corp. as Depositor, HomEq Servicing Corporation and Saxon Mortgage Services, Inc. as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 20, 2004

                                       FINANCIAL ASSET SECURITIES CORP.


                                       By:  /s/ Frank Skibo
                                           ----------------------------------
                                       Name:    Frank Skibo
                                       Title:   Senior Vice President

                                INDEX TO EXHIBITS

                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing  Agreement,  dated as of August 1, 2004,               7
                       by and among  Financial Asset  Securities  Corp. as Depositor,
                       HomEq Servicing Corporation and Saxon Mortgage Services,  Inc.
                       as  Servicers  and Deutsche  Bank  National  Trust  Company as
                       Trustee, relating to the Series 2004-1 Certificates.

                                   Exhibit 4.1